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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Metromedia Fiber Network, Inc. on Form S-8 of our report with respect to AboveNet Communications, Inc. dated April 22, 1999 (May 5, 1999 as to Note 16), appearing in the Joint Proxy Statement/Prospectus, which is part of Registration Statement No. 333-84541 of Metromedia Fiber Network, Inc. on Form S-4.

/s/ DELOITTE & TOUCHE LLP
San Jose, California
September 7, 1999